                                                                    EXHIBIT 10.3

THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS(R) AND THE FLORIDA BAR


Contract for Sale and Purchase
Florida Association of Realtors(R) and The Florida Bar



PARTIES:   Smoak Groves, Inc. ("Seller"),

of         1025 CR 17 North, Lake Placid, FL  33852  (Phone)  465-2561,

and        Heartland Investors, Inc., or assigns ("Buyer"),

of         325 Central Avenue, Lake Placid, FL 33852  (Phone) 465-2811 ,
hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") upon the following terms and conditions, which include Standards for Real Estate Transactions ("Standard(s)") on the reverse side hereof or attached hereto and riders and addenda to this Contract for Sale and Purchase ("Contract").

I.       DESCRIPTION:
         (a) Legal description of the Real Property located in Highlands County, Florida: PARCEL 3 containing 1.167 acres more or less as shown on Boundary Survey by Lawrence E. Douglas FL REG NO. 4410, dated 3/17/98 Drawing B-1980168, Revised 9/21/98.
         (b)   Street address, city, zip, of the Property is:___________________
               _________________________________________________________________
         (c)   Personal Property:_______________________________________________
               _________________________________________________________________


II.      PURCHASE PRICE...............................................................................................$  246,000.00
                                                                                                                      -------------
         PAYMENT:
         (a)   Deposit held in escrow by Michael A. Rider, Trust Account in the amount of ............................$    1,000.00
                                                                                                                      -------------
         (b)   Additional escrow deposit to be made within __ days after Effective Date (as defined in Paragraph III)
         in the amount of ............................................................................................$         -0-
                                                                                                                      -------------
         (c)   Subject to AND assumption of existing mortgage in good standing in favor of __________________
         ________________________________ having an approximate present principal balance of..........................$         -0-
                                                                                                                      -------------
         (d)   Purchase money mortgage and note to Seller (see addendum) in the amount of ............................$         -0-
                                                                                                                      -------------
         (e)   Other:_________________________________________________________________................................$         -0-
                                                                                                                      -------------
         (f)   Balance to close by U.S. cash, LOCALLY DRAWN certified or cashier's check or third-party loan, subject to adjustments and prorations........................................................................$  245,000.00
                                                                                                                      -------------

III. TIME FOR ACCEPTANCE OF OFFER; EFFECTIVE DATE; FACSIMILE: If this offer is not executed by and delivered to all parties OR FACT OF EXECUTION communicated in writing between the parties on or before ___________________, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn. The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed this offer. A facsimile copy of this Contract and any signatures thereon shall be considered for all purposes as originals.

IV.      FINANCING:
         (a) If the Purchase Price or any part of it is to be financed by a third-party loan, this Contract is conditioned on Buyer obtaining a written commitment within N/A days after Effective Date for (CHECK ONLY ONE): [ ] a fixed; [ ] an adjustable; or [ ] a fixed or adjustable rate loan in the principal amount of $____________, at an initial interest rate not to exceed N/A%, discount and origination fees not be exceed N/A% of principal amount, and for a term of ___ years. Buyer will make application within ___ days after Effective Date and use reasonable diligence to obtain a loan commitment and, thereafter, to satisfy terms and conditions of the commitment and close the loan. Buyer shall pay all loan expenses. If Buyer fails to obtain a commitment or fails to waive Buyer's rights under this subparagraph within the time for obtaining a commitment or, after diligent effort, fails to meet the terms and conditions of the commitment, then either party thereafter, by written notice to the other, may cancel this Contract and Buyer shall be refunded the deposit(s); or

         (b) The existing mortgage described in Paragraph II(c), above, has (CHECK ONLY ONE): [ ] a variable interest rate; or [ ] a fixed interest rate of ___% per annum. At time of title transfer, some fixed interest rates are subject to increase; if increased, the rate shall not exceed ___% per annum. Seller shall, within ___ days after Effective Date, furnish a statement from each mortgagee stating the principal balance, method of payment, interest rate and status of mortgage. If Buyer has agreed to assume a mortgage which requires approval of Buyer by the mortgagee for assumption, then Buyer shall promptly obtain the necessary application and diligently complete and return it to the mortgagee. Any mortgagee charge(s) not to exceed $_______________ shall be paid by Buyer. If Buyer is not accepted by mortgagee or the requirements for assumption are not in accordance with the terms of this Contract or mortgagee makes a charge in excess of the stated amount, Seller or Buyer may rescind this Contract by written notice to the other party unless either elects to pay the increase in interest rate or excess mortgage charges.

V. TITLE EVIDENCE: At least 20 days before closing date, but no earlier than ___ days after Seller receives written notification that Buyer has obtained the loan commitment or has been approved for the loan assumption as provided in Paragraphs IV(a) or (b), above, or, if applicable, waived the financing requirements, (CHECK ONLY ONE): [X] Seller shall, at Seller's expense, deliver to Buyer or Buyer's attorney; or [ ] Buyer shall at Buyer's expense obtain (CHECK ONLY ONE): [ ] abstract of title; or [ ] title insurance commitment (with legible copies of instruments listed as exceptions attached thereto) and, after closing, an owner's policy of title insurance.

VI. CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on ________________, unless modified by other provisions of this Contract.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Buyer shall take title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; public utility easements of record (easements are to be located contiguous to Real Property lines and not more than 10 feet in width as to the rear or front lines and 7-1/2 feet in width as to the side lines, UNLESS OTHERWISE STATED HEREIN); taxes for year of closing and subsequent years; assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at closing no violation of the foregoing and none prevent use of the Property for commercial purpose(s).

VIII. OCCUPANCY: Seller warrants that there are no parties in occupancy other than Seller; but if Property is intended to be rented or occupied beyond closing, the fact and terms thereof and the tenant(s) or occupants shall be disclosed pursuant to Standard F. Seller shall deliver occupancy of Property to Buyer at time of closing unless otherwise stated herein. If occupancy is to be delivered before closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy unless stated herein.

RIDERS CAN BE OBTAINED FROM THE FLORIDA ASSOCIATION OF REALTORS(R) OR THE FLORIDA BAR


IX. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. RIDERS: (CHECK those riders which are applicable AND are attached to this Contract):

         (a)  [ ]  COASTAL CONSTRUCTION CONTROL LINE           (d)  [ ]  VA/FHA     (g)  [ ] HOMEOWNERS' ASSOCIATION DISCLOSURE
         (b)  [ ]  CONDOMINIUM                                 (e)  [ ]  INSULATION (h)  [ ] RESIDENTIAL LEAD-BASE HAZARD DISCLOSURE
         (c)  [ ]  FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (f)  [ ]  "AS IS"    (i)  [ ]________________________________________

XI. ASSIGNABILITY: (CHECK ONLY ONE): Buyer [ ] may assign and thereby be released from any further liability under this Contract; [ ] may assign but not be released from liability under this Contract; or [ ] may not assign this Contract.

XII.     DISCLOSURES:
         (a) Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon or Radon testing may be obtained from your County Public Health unit.
         (b) Buyer may have determined the energy efficiency rating of the residential building, if any is located on the Real Property.
         (c) If the Real Property includes pre-1978 residential housing, then Paragraph X
         (h)   is mandatory.

XIII. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:
         (a) $ N/A for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).

         (b) $ N/A for repair and replacement under Standard N (if blank, then 3% of the Purchase Price).

XIV. SPECIAL CLAUSES; ADDENDA: If additional terms are to be provided, attach addendum and CHECK HERE [ ].

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

       THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS
                              AND THE FLORIDA BAR.
  Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining
                      positions of all interested persons.
   COPYRIGHT 1995 BY THE FLORIDA BAR AND THE FLORIDA ASSOCIATION OF REALTORS

HEARTLAND INVESTORS, INC.                                              SMOAK GROVES, INC.

By:/s/ James C. Clinard                         10/2/98           By: /s/ John F. Smoak, Jr.                               10/2/98
   -------------------------------------        -------              --------------------------------------                -------
   (Buyer) James C. Clinard                      (Date)              (Seller) John F. Smoak, Jr., President                 (Date)

Social Security or Tax I.D.# 65-085-4929                          Social Security or Tax I.D.#
                             -----------                                                      -------------

                                                                  JOHNSON INTERNATIONAL, INC.

                                                                  By: /s/ Edward L. Smoak                                  10/2/98
----------------------------------------        -------              --------------------------------------                -------
(Buyer)                                          (Date)              (Seller) Edward L. Smoak, Secretary                    (Date)
Social Security or Tax I.D.#                                      Social Security or Tax I.D.#
                            ------------                                                      -------------

Deposit under Paragraph II(a) received; IF OTHER THAN CASH, THEN SUBJECT TO CLEARANCE. (Escrow Agent)

BROKER'S FEE: The brokers named below, including listing and cooperating brokers, are the only brokers entitled to compensation in connection with this Contract.

NAME:    N/A
         LISTING BROKER                     COOPERATING BROKERS, IF ANY

                     STANDARDS FOR REAL ESTATE TRANSACTIONS


A. EVIDENCE OF TITLE: (1) An abstract of title prepared or brought current by a reputable and existing abstract firm (if not existing then certified as correct by an existing firm) purporting to be an accurate synopsis of the instruments affecting title to the Real Property recorded in the public records of the county wherein the Real Property is located through Effective Date. It shall commence with the earliest public records, or such later date as may be customary in the county. Upon closing of this Contract, the abstract shall become the property of Buyer, subject to the right of retention thereof by first mortgagee until fully paid. (2) A title insurance commitment issued by a Florida licensed title insurer agreeing to issue Buyer, upon recording of the deed to Buyer, an owner's policy of title insurance in the amount of the purchase price, insuring Buyer's title to the Real Property, subject only to liens, encumbrances, exceptions or qualifications provided in this Contract and those to be discharged by Seller at or before closing. Seller shall convey marketable title subject only to liens, encumbrances, exceptions or qualifications provided in this Contract. Marketable title shall be determined according to applicable Title Standards adopted by authority of The Florida Bar and in accordance with law. Buyer shall have 30 days, if abstract, or 5 days, if title commitment, from date of receiving evidence of title to examine it. If title is found defective, Buyer shall within 3 days thereafter, notify Seller in writing specifying the defect(s). If defect(s) render title unmarketable, Seller will have 30 days from receipt of notice to remove the defects, failing which Buyer shall within five
(5) days after expiration of the thirty (30) day period, deliver written notice to Seller either: (1) extending the time for a reasonable period not to exceed 120 days within which Seller shall use diligent effort to remove the defects; or
(2) requesting a refund of deposit(s) paid which shall be immediately returned to Buyer. If Buyer fails to so notify Seller, Buyer shall be deemed to have accepted the title as it then is. Seller shall, if title is found unmarketable, use diligent effort to correct defect(s) within the time provided therefor. If Seller is unable to timely correct the defects, Buyer shall either waive the defects or receive a refund of deposit(s), thereby releasing Buyer and Seller from all further obligation under this Contract.

B. PURCHASE MONEY MORTGAGE;SECURITY AGREEMENT TO SELLER: A purchase money mortgage and mortgage note to Seller shall provide for a 30-day grace period in the event of default if a first mortgage and a 15-day period if a second or lesser mortgage; shall provide for right of prepayment in whole or in part without penalty; shall permit acceleration in event of transfer of the Real Property; shall require all prior liens and encumbrances to be kept in good standing and forbid modifications of or future advances under prior mortgage(s); shall require Buyer to maintain policies of insurance containing a standard mortgagee clause covering all improvements located on the Real Property against fire and all perils included within the term "extended coverage endorsements" and such other risks and perils as Seller may reasonably require, in an amount equal to their highest insurable value; and the mortgage, note and security agreement shall be otherwise in form and content required by Seller; but Seller may only require clauses and coverage customarily found in mortgages, mortgage notes and security agreements generally utilized by savings and loan institutions or state or national banks located in the county wherein the Real Property is located. All Personal Property and leases being conveyed or assigned will, at Seller's option, be subject to the lien of a security agreement evidenced by recorded financing statements. If a balloon mortgage, the final payment will exceed the periodic payments thereon.

C. SURVEY: Buyer, at Buyer's expense, within time allowed to deliver evidence of title and to examine same, may have the Real Property surveyed and certified by a registered Florida surveyor. If the survey discloses encroachments on the Real Property or that improvements located thereon encroach on setback lines, easements, lands of others or violate any restrictions, Contract covenants or applicable governmental regulation, the same shall constitute a title defect.

D. TERMITES: Buyer, at Buyer's expense, within the time allowed to deliver evidence of title, may have the Property inspected by a Florida Certified Pest Control Operator ("Operator") to determine if there is any visible active termite infestation or visible damage from termite infestation in the Property. If either or both are found, Buyer shall have 4 days from date of written notice thereof within which to have cost of treatment, if required, estimated by the Operator and all damage inspected and estimated by a licensed builder or general contractor. Seller shall pay valid costs of treatment and repair of all damage up to the amount provided in Paragraph XIII(a). If estimated costs exceed that amount, Buyer shall have the option of canceling this Contract within 5 days after receipt of contractor's repair estimate by giving written notice to Seller or Buyer may elect to proceed with the transaction, and receive a credit at closing on the amount provided in Paragraph XIII(a). "Termites" shall be deemed to include all wood destroying organisms required to be reported under the Florida Pest Control Act, as amended.

E. INGRESS AND EGRESS: Seller warrants and represents that there is ingress and egress to the Real Property sufficient for its intended use as described in Paragraph VII hereof, title to which is in accordance with Standard A.

F. LEASES: Seller shall, not less than 15 days before closing, furnish to Buyer copies of all written leases and estoppel letters from each tenant specifying the nature and duration of the tenant's occupancy, rental rates, advanced rent and security deposits paid by tenant. If Seller is unable to obtain such letter from each tenant, the same information shall be furnished by Seller to Buyer within that time period in the form of a Seller's affidavit, and Buyer may thereafter contact tenants to confirm such information, Seller shall, at closing, deliver and assign all original leases to Buyer.

G. LIENS: Seller shall furnish to Buyer at time of closing an affidavit attesting to the absence, unless otherwise provided for herein, of any financing statement, claims of lien or potential lienors known to Seller and further attesting that there have been no improvements or repairs to the Real Property for 90 days immediately preceding date of closing. If the Real Property has been improved or repaired within that time, Seller shall deliver releases or waivers of construction liens executed by all general contractors, subcontractors, suppliers and materialmen in addition to Seller's lien affidavit setting forth the names of all such general contractors, subcontractors, suppliers and materialmen, further affirming that all charges for improvements or repairs which could serve as a basis for a construction lien or a claim for damages have been paid or will be paid at the closing of this Contract.

H. PLACE OF CLOSING: Closing shall be held in the county wherein the Real Property is located at the office of the attorney or other closing agent designated by Seller.

I. TIME: In computing time periods of less than six (6) days, Saturdays, Sundays and state or national legal holidays shall be excluded. Any time periods provided for herein which shall end on a Saturday, Sunday or a legal holiday shall extend to 5:00 p.m. of the next business day. TIME IS OF THE ESSENCE IN THIS CONTRACT.

J. DOCUMENTS FOR CLOSING: Seller shall furnish the deed, bill of sale, construction lien affidavit, owner's possession affidavit, assignments of leases, tenant and mortgagee estoppel letters and corrective instruments. Buyer shall furnish closing statement, mortgage, mortgage note, security agreement and financing statements.

K. EXPENSES: Documentary stamps on the deed and recording of corrective instruments shall be paid by Seller. Documentary stamps and intangible tax on the purchase money mortgage and any mortgage assumed, and recording of purchase money mortgage to Seller, deed and financing statements shall be paid by the Buyer. Unless otherwise provided by law or rider to this Contract, charges for the following related title services, namely title or abstract charge, title examination, and settlement and closing fee shall be paid by the party responsible for furnishing the title evidence in accordance with Paragraph V.

L. PRORATIONS; CREDITS: Taxes, assessments, rent, interest, insurance and other expenses of the Property shall be prorated through the day before closing. Buyer shall have the option of taking over existing policies of insurance, if assumable, in which event premiums shall be prorated. Cash at closing shall be increased or decreased as may be required by prorations to be made through day prior to closing or occupancy if occupancy occurs before closing. Advance rent and security deposits will be credited bo Buyer. Escrow deposits held by mortgagee will be credited to Seller. Taxes shall be prorated based on the current year's tax with due allowance made for maximum allowable discount, homestead and other exemptions. If closing occurs at a date when the current year's millage is not fixed and current year's assessment is available, taxes will be prorated based upon such assessment and prior year's millage. If current year's assessment is not available, then taxes will be prorated on prior year's tax. If there are completed improvements on the Real Property by January 1st of year of closing, which improvements were not in existence on January 1st of prior year, then taxes shall be prorated based upon prior year's millage and at an equitable assessment to be agreed upon between the parties; failing which, request shall be made to the County Property Appraiser for an informal assessment taking into account available exemptions. A tax proration based on an estimate shall, at request of either party, be readjusted upon receipt of tax bill on condition that a statement to that effect is signed at closing.

M. SPECIAL ASSESSMENT LIENS: Certified, confirmed and ratified special assessment liens as of date of closing (not as of Effective Date) are to be paid by Seller. Pending liens as of date of closing shall be assumed by Buyer. If the improvement has been substantially completed as of Effective Date, any pending lien shall be considered certified, confirmed or ratified and Seller shall, at closing, be charged an amount equal to the last estimate or assessment for the improvement by the public body.

N. INSPECTION, REPAIR AND MAINTENANCE: Seller warrants that, as of 10 days prior to closing, the ceiling, roof (including the fascia and soffits) and exterior and interior walls, foundation, seawalls (or equivalent) and dockage do not have any VISIBLE EVIDENCE of leaks, water damage or structural damage and that the septic tank, pool, all appliances, mechanical items, heating, cooling, electrical, plumbing systems and machinery are in WORKING CONDITION. The foregoing warranty shall be limited to the items specified unless otherwise provided in an addendum. Buyer may, at Buyer's expense, have inspections made of those items by a firm or shall be limited to the items specified unless otherwise provided in an addendum. Buyer may, at Buyer's expenses, have inspections made of those items by a firm or individual specializing in home inspections and holding an occupational license for such purpose (if required) or by an appropriately licensed Florida contractor. Buyer shall, prior to Buyer's occupancy or not less than 10 days prior to closing, whichever occurs first, report in writing to Seller such items that do not meet the above standards as to defects. Unless Buyer timely reports such defects, Buyer shall be deemed to have waived Seller's warranties as to defects not reported. If repairs or replacements are required to comply with this Standard, Seller shall cause them to be made and shall pay up to the amount provided in Paragraph XIII(b)> Seller is not required to make repairs or replacements of a cosmetic nature unless caused by a defect Seller is responsible to repair or replace. If the cost for such repair or replacement exceeds the amount provided in Paragraph XIII(b), Buyer or Seller may elect to pay such excess, failing which either party may cancel this Contract. If Seller is unable to correct the defects prior to closing, the cost thereof shall be paid into escrow at closing. Seller shall, upon reasonable notice, provide utilities service and access to the Property for inspections, including a walk-through prior to closing, to confirm that all items of Personal Property are on the Real Property and, subject to the foregoing, that all required repairs and replacements have been made and that the Property, including, but not limited to, lawn, shrubbery and pool, if any, has been maintained in the condition existing as of Effective Date, ordinary wear and tear excepted.

O. RISK OF LOSS: If the Property is damaged by fire or other casualty before closing and cost of restoration does not exceed 3% of the assessed valuation of the Property so damaged, cost of restoration shall be an obligation of the Seller and closing shall proceed pursuant to the terms of this Contract with restoration costs escrowed at closing. If the cost of restoration exceeds 3% of the assessed valuation of the Property so damaged, Buyer shall have the option of either taking the Property as is, together with either the 3% or any insurance proceeds payable by virtue of such loss or damage, or of canceling this Contract and receiving return of the deposit(s).

P. PROCEEDS OF SALE; CLOSING PROCEDURE: The deed shall be recorded upon clearance of funds. If an abstract of title has been furnished, evidence of title shall be continued at Buyer's expense to show title in Buyer, without any encumbrances or change which would render Seller's title unmarketable from the date of the last evidence. All closing proceeds shall be held in escrow by Seller's attorney or other mutually acceptable escrow agent for a period of not more than 5 days after closing date. If Seller's title is rendered unmarketable, through no fault of Buyer, Buyer shall within the 5-day period, notify Seller in writing of the defect and Seller shall have 30 days from date of receipt of such notification to cure the defect. If Seller fails to timely cure the defect, all deposit(s) and closing funds shall, upon written demand by Buyer and within 5 days after demand, be returned to Buyer and, simultaneously with such repayment, Buyer shall return the Personal Property, vacate the Real Property and reconvey the Property to Seller by special warranty deed and bill of sale. If Buyer fails to make timely demand for refund, Buyer shall take title as is, waiving all rights against Seller as to any intervening defect except as may be available to Buyer by virtue of warranties contained in the deed or bill of sale. If a portion of the purchase price is to be derived from institutional financing or refinancing, requirements of the lending institution as to place, time of day and procedures for closing, and for disbursement of mortgage proceeds shall control over contrary provision in this Contract, Seller shall have the right to require from the lending institution a written commitment that it will not withhold disbursement of mortgage proceeds as a result of any title defect attributable to Buyer-mortgagor. The escrow and closing procedure required by this Standard shall be waived if the title agent insures adverse matters pursuant to Section 627.7841, F.S., as amended.

Q. ESCROW: Any escrow agent("Agent") receiving funds or equivalent is authorized and agrees by acceptance of them to deposit them promptly, hold same in escrow and, subject to clearance, disburse them in accordance with terms and conditions of this Contract. Failure of funds to clear shall not excuse Buyer's performance. If in doubt as to Agent's duties or liabilities under the provisions of this Contract, Agent may, at Agent's option, continue to hold the subject matter of the escrow until the parties hereto agree to its disbursement or until a judgment of a court of competent jurisdiction shall determine the rights of the parties or Agent may deposit same with the clerk of the circuit court having jurisdiction of the dispute. Upon notifying all parties concerned of such action, all liability on the part of Agent shall fully terminate, except to the extent of accounting for any items previously delivered out of escrow. If a licensed real estate broker, Agent will comply with provisions of Chapter 475, F.S., as amended. Any suit between Buyer and Seller wherein Agent is made a party because of acting as Agent hereunder, or in any suit wherein Agent interpleads the subject matter of the escrow, Agent shall recover reasonable attorneys' fees and costs incurred with these amounts to be paid from and out of the escrowed funds or equivalent and charged and awarded as court costs in favor of the prevailing party. The Agent shall not be liable to any party or person for misdelivery to Buyer or Seller of items subject to the escrow, unless such misdelivery is due to willful breach of the provisions of this Contract or gross negligence of Agent.

R. ATTORNEYS' FEES; COSTS: In any litigation, including breach, enforcement or interpretation, arising out of this Contract, the prevailing party in such litigation, which, for purposes of this Standard, shall include Seller, Buyer and any brokers acting in agency or nonagency relationships authorized by Chapter 475, F.S., as amended, shall be entitled to recover form the non-prevailing party reasonable attorneys' fees, costs and expenses.

S. FAILURE OF PERFORMANCE: If Buyer fails to perform this Contract within the time specified, including payment of all deposits, the deposit(s) paid by Buyer and deposit(s) agreed to be paid, may be recovered and retailed by and for the account of Seller as agreed upon liquidated damages, consideration for the execution of this Contract and in full settlement of any claims; whereupon, Buyer and Seller shall be relieved of all obligations under this Contract; or Seller, at Seller's option, may proceed in equity to enforce Seller's rights under this Contract. If for any reason other than failure of Seller to make Seller's title marketable after diligent effort, Seller fails, neglects or refused to perform this Contract, the Buyer may seek specific performance or elect to receive the return of Buyer's deposit(s) without thereby waiving any action for damages resulting from Seller's breach.

T. CONTRACT NOT RECORDABLE; PERSONS BOUND; NOTICE: Neither this Contract nor any notice of its shall be recorded in any public records. This Contract shall bind and inure to the benefit of the parties and their successors in interest. Whenever the context permits, singular shall include plural and one gender shall include all. Notice given by or to the attorney for any party shall be as effective as if given by or to that party.

U. CONVEYANCE: Seller shall convey title to the Real Property by statutory warranty, trustee's, personal representative's or guardian's deed, as appropriate to the status of Seller, subject only to matters contained in Paragraph VII and those otherwise accepted by Buyer. Personal Property shall, at the request of the Buyer, be transferred by an absolute bill of sale with warranty of title, subject only to such matters as may be otherwise provided for herein.

V. OTHER AGREEMENTS: No prior or present agreements or representations shall be binding upon Buyer or Seller unless included in this Contract. No modification to or change in this Contract shall be valid or binding upon the parties unless in writing and executed by the party or parties intended to be bound by it.

W. WARRANTY: Seller warrants that there are not facts known to Seller materially affecting the value of the Property which are not readily observable by Buyer or which have not been disclosed to Buyer.

ADDENDUM TO CONTRACT


Addendum No.____to the Contract dated_____________________between Smoak Groves, Inc. (SELLER) and Heartland Investors, Inc., or assigns (BUYER) concerning the property described as:

(the "Contract"). BUYER and SELLER make the following terms and conditions part of the Contract:


         A. This Contract is expressly contingent upon: (1) The Buyer obtaining approval of its new bank application from the Controller of the Currency and other regulatory agencies; and (2) The Buyer obtaining approval from the Florida Department of Transportation for an access road off U.S. 27. The costs of that access road and a possible shared driveway between Parcel 2 and Parcel 3 shall not be borne by the Seller. If, for any reasons, those two approvals cannot be obtained within 120 days from the effective date, this Contract shall be rescinded and the earnest money deposit returned to the Buyer.

         B. The Buyer and the Seller each agree to pay 1/3 of the cost (not to exceed $20,000.00 each) to construct a paved connector road from Pendarvis Road to the Publix Shopping Center as shown on the Boundary Survey dated 3/17/98 by Douglas Surveying, Inc. It is anticipated that Publix will pay the other 1/3 of the cost. The road construction will be designed, scheduled and coordinated by the Buyer, with the goal of dedicating the road as a public street to either the Town of Lake Placid or to Highlands County.


                                          HEARTLAND INVESTORS, INC.


Date:                                     BUYER: By: /s/ James C. Clinard
     --------------------                        -------------------------------

Date:                                     BUYER:
     --------------------                        -------------------------------


                                          SMOAK GROVES, INC.


Date:                                     SELLER: By: /s/ John F. Smoak, Jr.
     --------------------                         ------------------------------
                                                  John F. Smoak, Jr., President

Date:                                     SELLER: By: /s/ Edward L. Smoak
     --------------------                         ------------------------------
                                                  Edward L. Smoak, Secretary


THIS FORM IS AVAILABLE FOR USE BY THE ENTIRE REAL ESTATE INDUSTRY AND IS NOT INTENDED TO IDENTIFY THE USER AS A REALTOR. REALTOR IS A REGISTERED COLLECTIVE MEMBERSHIP MARK THAT MAY BE USED ONLY BY REAL ESTATE LICENSEES WHO ARE MEMBERS OF THE NATIONAL ASSOCIATION OF REALTORS AND WHO SUBSCRIBE TO ITS CODE OF ETHICS.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of blank forms by any means including facsimile or computerized forms.